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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported): September 30, 2003

                            Collectors Universe, Inc.
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               (Exact name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27887                                     33-0846191
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      (Commission File No.)                           (I.R.S. Employer
                                                   Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
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              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234
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                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.

Exhibit No.                               Description
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      99.1        Press release of Collectors Universe, Inc. issued September
                  30, 2003, announcing its operating results for the quarter and fiscal year ended June 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On September 30, 2003, Collectors Universe, Inc. issued a press release announcing its results of operations for the quarter and fiscal year ended June 30, 2003. A copy of that press release is attached to this Report as Exhibit 99.1.

      In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   COLLECTORS UNIVERSE, INC.

                                   By:         /s/ MICHAEL J. LEWIS
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                                       Michael J. Lewis, Chief Financial Officer

Dated: September 30, 2003


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                                  EXHIBIT INDEX

Exhibit No.                               Description
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      99.1        Press release of Collectors Universe, Inc. issued September
                  30, 2003, announcing its operating results for the quarter and fiscal year ended June 30, 2003.